UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007 (November 12, 2007)

ARIZONA LAND INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-9900	86-0602478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 North 44th Street, Suite 100, Phoenix, Arizona	85018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 952-6800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departures of Directors or Certain Corporate Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2007, Barry Peacock, 70, resigned as President of Arizona Land Income Corporation (“AZL”), effective immediately. Mr. Peacock’s letter of resignation stated that this action was for personal reasons. AZL announced that no successor to Mr. Peacock had been named. Thomas Hislop, Chairman of the Board of AZL, will continue to serve as AZL’s chief executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA LAND INCOME CORPORATION (Registrant)

Dated: November 14, 2007	/s/ Thomas R. Hislop
	Name:	Thomas R. Hislop
	Title:	Chairman of the Board, Chief Executive Officer and Chief Financial Officer